                                                                    Exhibit 10.5

                            ASSET PURCHASE AGREEMENT

      This Asset Purchase Agreement (the "Agreement") is made and entered into as of December __, 1999, by SPRINT SPECTRUM L.P., SPRINT SPECTRUM EQUIPMENT COMPANY, L.P. and SPRINT SPECTRUM REALTY COMPANY, L.P., COX COMMUNICATIONS PCS, L.P., COX PCS LEASING CO., L.P., all of which are Delaware limited partnerships, and COX PCS ASSETS, LLC, a Delaware limited company (together "Seller"), and UbiquiTel Holdings, Inc., a Delaware corporation ("Buyer").

                                    Recitals

      A. Seller or one of Seller's subsidiaries owns or leases those certain property, equipment and contract rights identified as follows (collectively the "Assets"):

      1. That equipment and property of Seller located in the Spokane BTA and identified on attached Exhibit A (the "Spokane Assets"); and

      2. That equipment and property of Seller located in BTAs outside of the Spokane BTA and identified on attached Exhibit B (the "Additional Assets").

      B. Buyer and Seller have entered into that certain Addendum II dated December __,, 1999 to the Sprint PCS Management Agreement dated October 15, 1998 (the "Management Agreement"), to which this Agreement is made an exhibit upon its execution by the parties and that provides, among other things, that Buyer will purchase and Seller will sell the Assets, upon the terms and conditions set forth in this Agreement;

                                   Agreements

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement the parties hereto agree as follows:

      1. Transfer of Assets. Subject to the terms and conditions of this Agreement, Seller agrees to sell, convey and assign to Buyer, and Buyer agrees to purchase from Seller, all of Seller's right, title and interest in the Assets free and clear from all liens created by the Seller other than the Assumed Liabilities (as defined below). The consummation of this transaction (the "Closing") will occur, subject to the terms and conditions of this Agreement, on or before April 15, 2000 (the "Closing Date").

      2. Purchase Price. The purchase price of the Assets (the "Purchase Price") will be equal to the sum of the following:

            A. The sum of Twenty-nine Million Dollars ($29,000,000) for the Spokane Assets;

            B. The amount calculated by multiplying the Additional Assets by the amounts set forth on attached EXHIBIT C and

            C. Cash in an amount equal to the Accounts Receivable, which is defined as follows:

                i. The aggregate amount of the accounts receivable for the Service Area at the close of business on the day before the Closing Date, less a provision for bad debt of 1% and 2% for the cost of capital associated with carrying the receivables, for a total adjustment of 3%. This amount will also be reduced by the total monthly recurring charges and feature revenues billed in advance allocable to the period on or after the Closing Date, billed in the prior month, based on the number of billing days in each bill cycle closing in the prior month, less the number of days between the bill cycle's prior month close date and the Closing Date.

                ii. The aggregate amount of usage (minutes over plan) and feature revenue billed in arrears on or after the Closing Date from subscribers in the Service Area, to the extent such revenue relates to any period prior the Closing Date (based on the number of days of the bill cycle falling on or before the Closing Date) will be added to the accounts receivable amount above when calculating the amount due for accounts receivable at the close of business the day before the Closing Date.

                iii. All credit balances at the close of business the day before the Closing Date will be credited to Manager without any reduction, including, without limitation, reduction for the 8% fee contemplated by Article 10 of the Management Agreement.

            The parties agree that, on or before the Closing Date, and insofar as it has not been calculated as part of the Purchase Price, they shall determine an allocation of the Purchase Price among the Assets, which allocation will be the result of arm's-length negotiations between the parties as to the price of each item or category of items of the Assets, and neither party will make any claim or treat any item on its tax returns in a manner that is inconsistent with such allocation.

      3. Review Period. For a period extending for thirty (30) days after this Agreement has been executed by both parties ("Review Period"), Buyer may review such documents and make, or cause to be made by agents or contractors of Buyer's choosing, any and all physical, mechanical, environmental, structural or other inspections of the Assets as Buyer deems appropriate. If, in Buyer's reasonable discretion, based upon the results of Buyer's inspections, Buyer determines that the Assets are unsatisfactory to Buyer, Buyer may by written notice to Seller within the Review Period, terminate this Agreement, and upon such termination, neither party will have any further rights or obligations under this Agreement. Any termination notice provided to Seller must contain a specific description of the condition on which Buyer bases such termination. If Buyer does not terminate this Agreement by such notice within the Review Period, this Agreement will remain in full force and effect in accordance with its terms. Buyer may not elect to purchase less than all of the Assets.

      4. Assumption of Liabilities. Buyer agrees to assume all liabilities, debts, expenses and obligations now existing or hereafter arising in, to, under or pursuant to the Assets as of the Closing Date, including, without limitation, all liabilities, debts, expenses and obligations relating to all the Assets (the "Assumed Liabilities") and to pay and perform the Assumed Liabilities when due. Buyer's assumption of the Assumed Liabilities does not enlarge any rights of third parties under contracts or arrangements with Buyer or Seller. Nothing in this Agreement prevents Buyer from contesting in good faith any of the Assumed Liabilities.

      5. Condition of Assets. It is understood and agreed that Seller is not making and specifically disclaims any warranties or representations of any kind or character, express or implied, with respect to the Assets, including, but not limited to, warranties or representations as to matters of title (except that Seller represents and warrants that Seller has not previously conveyed, pledged, encumbered, hypothecated or assigned that Asset to any other party), zoning, tax consequences, physical or environmental conditions, availability of access, operating history or projections, valuation, governmental approvals, governmental regulations or any other matter or thing relating to or affecting the Assets including, without limitation:
            (i) the value, condition, merchantability, marketability, profitability, suitability or fitness for a particular use or purpose of the Assets; (ii) the manner or quality of the construction or materials incorporated into any of the Assets and
            (iii) the manner, quality, state of repair or lack of repair of the Assets. Buyer agrees that with respect to the Assets, Buyer has not relied upon and will not rely upon, either directly or indirectly, any representation or warranty of Seller or any agent of Seller other than as specifically set forth in this Agreement. Buyer represents that it is a knowledgeable purchaser and that it is relying solely on its own expertise and that of Buyer's consultants, and that Buyer will conduct such inspections and investigations of the Assets, including, but not limited to, the physical and environmental conditions thereof, and shall rely upon same, and, upon closing, shall assume the risk that adverse matters, including, but not limited to, adverse physical and environmental conditions, may not have been revealed by Buyer's inspections and investigations. Buyer acknowledges and agrees that upon closing, Seller shall sell and convey to Buyer and Buyer shall accept the Assets "as is, where is" with all faults, and Buyer further acknowledges and agrees that there are no oral agreements, warranties or representations, collateral to or affecting the Assets by Seller, any agent of Seller or any third party. The terms and conditions of this paragraph shall expressly survive the closing.

      6. Damage or Destruction. If prior to the Closing Date, any of the Assets are destroyed or substantially damaged by fire, lightning or any other cause, or all or any part of the Assets is taken by eminent domain (or is the subject of a pending or contemplated taking which has not been consummated), Seller will immediately deliver to Buyer written notice of such event or condition, and Buyer will have the option of(a) enforcing this Agreement and retaining any insurance proceeds or proceeds of the taking by eminent domain, or (b) terminating this Agreement by written notice within twenty (20) days after receiving written notice from Seller of such destruction, damage or claim. If this Agreement is terminated, neither party will have any further obligation under this Agreement. The risk of loss will be borne by Seller until the Closing Date.

      7. Closing. If Buyer does not terminate the Agreement pursuant to Paragraph 3 or 6 of this Agreement, on the Closing Date:

            (a) Seller and Buyer shall execute and deliver to each other an Assignment of Leases and Bill of Sale in the form attached hereto as Exhibit D

            (b) Buyer shall pay the Purchase Price to Seller in immediately available funds;

            (c) Buyer shall provide copies of all necessary consents, if any, for the conveyance or assignment of the Assets. Such consents to be in the form of Consent and Release attached hereto as Exhibit E.

            For each cell site which is the subject of this Asset Purchase Agreement and for which a release of Sprint PCS' obligations cannot be obtained prior to the Closing Date, Sprint PCS, in its sole discretion, may continue to be obligated under any existing leases or purchase obligations for any such cell sites subject to (1) receipt of a consent from the landlord or seller of the cell site consenting to the assumption of the leasehold or purchase obligation by Manager and
            (2) execution of an agreement setting forth the obligations of Manager with respect to each such cell site for which a release cannot be obtained and containing terms and conditions acceptable to Sprint PCS.

            Buyer is responsible for paying or causing to be paid all transfer, stamp, recording, sales, use, excise or similar taxes, fees or duties payable in connection with the sale, assignment or conveyance of Seller's interest in and to the Assets or the assumption of the Assumed Liabilities.

            Buyer is also responsible for reporting all taxable property to the appropriate taxing authority for ad valorem tax purposes. Buyer will pay as and when due all taxes, assessments, liens, encumbrances, levies, and other charges against the real estate, personal property and intangible property that is sold, transferred, assigned or otherwise conveyed to Buyer pursuant to this agreement.

      8. Further Assurances. Seller will from time to time at the request of Buyer, do, make, execute, acknowledge and deliver all such other instruments of conveyance, assignment, and transfer, in form and substance satisfactory to Seller, as Buyer may reasonably require for the more effective conveyance and transfer of any of the Assets. Seller's obligations hereunder shall be subject to receipt of the Consents and

      9. Indemnification. Breaches of this Agreement by either Buyer or Seller will be a breach for which the non-breaching party is entitled to indemnification in accordance with the terms and conditions and utilizing the procedures set forth in the Management Agreement.

      10. Entire Agreement and Binding Effect. This Agreement and the exhibits and schedules attached to this Agreement (which are incorporated by this reference) and the Management Agreement, including all addenda thereto, contain the entire agreement between the parties hereto with respect to the acquisition of the Assets and the other transactions contemplated herein, and supersedes all prior agreements or understandings between the parties hereto relating to the subject matter hereof. AU exhibits attached hereto are incorporated herein by this reference.

      11. Severability. In the event any one or more of the provisions contained in this Agreement or any application thereof is invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement and any other application thereof will not in any way be affected or impaired thereby. Paragraph headings herein or in any exhibit hereto have no legal significance and are used solely for convenience of reference.

      12. No Other Representations and Warranties. Seller makes no representation or warranty to Buyer with respect to the Assets, except as expressly set forth in this Agreement.

      13. Waivers and Notices. Any term or condition of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument. No delay or failure on the part of any party in exercising any rights hereunder, and no partial or single exercise thereof, will constitute a waiver of such rights or of any other rights hereunder. All notices, consents, requests, instructions, approvals and other communications provided for herein will be validly given, made or served if given, made or served in accordance with the Management Agreement.

      14. Counterparts. This Agreement may be executed in any number of counterparts, each of which will constitute an original but all of such counterparts taken together will constitute only one Agreement.

      15. Governing Law. The internal laws of the State of Missouri (without regard to principles of conflicts of law) govern the validity of this agreement, the construction of its terms, and the interpretation of the rights and duties of the parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


SELLER:                             SPRINT SPECTRUM L.P.

                                    By__________________________________________
                                        Bernard A. Bianchino
                                        Chief Business Development Officer


                                    SPRINT SPECTRUM EQUIPMENT COMPANY, L.P.

                                    By__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                    SPRINT SPECTRUM REALTY COMPANY, L.P.

                                    By__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    COX PCS COMMUNICATIONS, L.P.

                                    By__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                    PCS LEASING CO., L.P.

                                    By__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                    COX PCS ASSETS, LLC

                                    By__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


BUYER:                              UBIQUITEL HOLDINGS, INC.

                                    By__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    Exhibit A

                               The Spokane Assets

The following sets forth the Spokane Assets:

1.    Cell site and base station assets:

      Listed by Cascade Number and state of development as shown on the attached Spokane District Inventory List Summary.' In summary, the status of Spokane sites as of December 23, 1999 follows.


                            On Air        41
                            Lease         17
                            Pre-lease     11
                            Total         69

      See attached inventory list for On Air sites.

2.    Switch Assets listed as follows:

      There is one switch in Spokane:
      ***
      Spokane, WA

      See attached inventory list for the switch.

3.    Retail Assets listed as follows:

      SPCS Retail Store:
      11404 E. Sprague
       Spokane, WA 99206
      (509 892 3000)

      SPCS Kiosk:
      4750 N. Division
      Spokane, WA 99207
      (509 484 6782)

      SPCS Field Operations Office:
      11707 E. Sprague, 2nd Floor
      Spokane, WA 99206

      Inventory list to be provided prior to Closing Date.

4.    Spares, test equipment and tools.

            See attached inventory list.

*** Confidential portions omitted and filed separately with the Commission.

5. Certain assets which may be physically located in the Spokane BTA but are maintained by Sprint PCS as part of its national asset base are not included in the transfer. These assets include, for example, the following:

                           -Portable generators
                           -Any Cell on Wheels (COW)

6. The parties agree that the inventory lists provided by Sprint PCS under and as part of this exhibit have not been confirmed by a physical inventory of the assets by Sprint PCS but simply reflect the asset inventories as maintained in the books and records of Sprint PCS. Buyer shall assume all risk of any discrepancy between the inventory list as provided by Sprint PCS and the actual assets, equipment and spares as may be found in the Spokane BTA. Buyer shall have the right of inspection prior to Closing as provided for under the Agreement to determine the extent, if any, of this risk.

7. The parties agree that Sprint PCS shall retain ownership and control of any cell site located in the Spokane BTA which is (a) owned in fee simple,
      (b) for which Sprint PCS has a ground lease, or (c) for which Sprint PCS has the right to co-locate any users of the site in addition to Sprint PCS or Manager. For each such site Sprint PCS shall sell the equipment located at the site as provided for under the terms of the Agreement and, after Closing, Sprint PCS shall lease the site to Manager at market lease rates for sites of a similar nature located in the Spokane BTA subject to the execution of a Master Lease Agreement between Manager and Sprint Sites USA.

*** Confidential portions omitted and filed separately with the Commission.

                                                                  EXECUTION COPY

                              First Amendment to
                           Asset Purchase Agreement

    This First Amendment (the "AMENDMENT") to that certain Asset Purchase Agreement (the "AGREEMENT") dated as of December 28, 1999, by SPRINT SPECTRUM L.P., SPRINT SPECTRUM EQUIPMENT COMPANY, L.P., SPRINT SPECTRUM REALTY COMPANY, L.P., COX PCS COMMUNICATIONS, L.P., COX LEASING CO., L.P., all of which are Delaware limited partnerships, and COX PCS ASSETS, LLC, a Delaware limited liability company (together "SELLER"), and UBIQUITEL OPERATING COMPANY and UBIQUITEL LEASING COMPANY, both of which are Delaware corporations (together "BUYER"), is effective as of April 14, 2000. Capitalized terms used herein and not otherwise defined have the meaning given them in the Agreement.

    1. MODIFICATIONS TO EXHIBITS A AND B. EXHIBIT A and EXHIBIT B to the Agreement are hereby deleted and the attached AMENDED EXHIBIT A and AMENDED EXHIBIT B are hereby incorporated into the Agreement.

    2. TECHNICAL STATUS OF NEWCASTLE SITE. Buyer agrees that, with respect to the following site (the "NEWCASTLE SITE"):

Cascade ID  Site Name   Latitude     Longitude   Address                City, ST     Transfer Stage
----------  ---------   --------     ---------   -------                --------     --------------
FS18XC006   Newcastle     ***           ***        ***                  Auburn, CA   On-Air

    (i) after April 14, 2000, (A) all azimuths on the Newcastle Site will remain the same as set at the time Buyer acquires the Newcastle Site, and (B) Buyer will maintain the PN offsets as set at the time Buyer acquires the Newcastle Site;

     (ii) at the time that Seller turns up the Sprint PCS Central Loomis site, Buyer will (A) change the gamma-facing antenna from ***. beamwidth to ***. beamwidth with suppressed sidelobes, (B) disable the beta sector facing at ***, and (C) not use such sector at any time in the future.

    3.  BIFURCATED CLOSING.  The parties agree that:

     (i) at the April 14, 2000 closing (the "INITIAL CLOSING"), Seller will transfer to Buyer (A) all Spokane Assets and Additional Assets (together the "ASSETS") shown on Exhibit C and (B) all equipment owned by Seller and located on the tower sites retained by Seller; and

     (ii) at the Initial Closing, for the Spokane Assets, Buyer will pay an amount equal to $29,000,000 less both (i) $1,000 per Spokane Operational Site not

*** Confidential portions omitted and filed separately with the Commission.

           transferred on April 14, 2000 and (ii) $1,000 per Spokane Leased Site not transferred on April 14, 2000;

     (iii) at the Initial Closing, for the Additional Assets, Buyer will pay an amount equal to the aggregate amount set forth on EXHIBIT D hereto less both (i) $1,000 per Additional Operational Site for which no landlord consent and release has been obtained as of April 14, 2000 and (ii) $1,000 per Additional Leased Site not transferred on April 14, 2000;

     (iv) at the Initial Closing, for computer equipment listed on EXHIBIT E, Buyer will pay $16,986;

     (v) within 10 business days after all required consents have been obtained, which date shall not be later than June 30, 2000 (the "Subsequent Closing Date"), Seller will transfer to Buyer any remaining Assets listed on EXHIBIT F hereto.

     (vi) at the Subsequent Closing, for the Spokane Assets, Buyer will pay an amount equal to the sum of both (i) $1,000 per Spokane Operational Site not transferred on April 14, 2000 and (ii) $1,000 per Spokane Leased Site not transferred on April 14, 2000; and

     (vii) at the Subsequent Closing for the Additional Assets, the sum of both (i) $1,000 per Additional Operational Site not transferred on April 14, 2000 and (ii) $1,000 per Additional Leased Site not transferred on April 14, 2000.

    4. LETTER OF CREDIT. Buyer will establish, for the benefit of Seller, a letter of credit at a national bank in an amount equal to $534,000 to cover any damages, loss or liability incurred by Seller after April 14, 2000 on or in connection with the switch site located at *** (the "Switch Site"). The letter of credit shall remain in effect as long as Seller remains liable, directly or on a contingent basis, for any lease payments or obligations with respect to the Switch Site.

    5. CONTINUING EFFECT. Except as expressly modified by the Amendment, the Agreement continues unchanged and in full force and effect.




          [The remainder of this page is intentionally left blank.]

*** Confidential portions omitted and filed separately with the Commission.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:                                SPRINT SPECTRUM L.P.


                                       By:
                                          -----------------------------------
                                          Name:  Bernard A. Bianchino
                                          Title: Senior Vice President and
                                                 Chief Business Development
                                                 Officer - Sprint PCS

                                       SPRINT SPECTRUM EQUIPMENT COMPANY, L.P.


                                       By:
                                          -----------------------------------
                                          Name:  Bernard A. Bianchino
                                          Title:  Senior Vice President and
                                                  Chief Business Development
                                                  Officer - Sprint PCS

                                       SPRINT SPECTRUM REALTY COMPANY, L.P.


                                       By:
                                          -----------------------------------
                                          Name:  Bernard A. Bianchino
                                          Title:  Senior Vice President and
                                                  Chief Business Development
                                                  Officer - Sprint PCS

                                       COX COMMUNICATIONS PCS, L.P.


                                       By:
                                          -----------------------------------
                                          Name:  Bernard A. Bianchino
                                          Title:  Senior Vice President and
                                                  Chief Business Development
                                                  Officer - Sprint PCS


                                       PCS LEASING CO., L.P.


                                       By:
                                          -----------------------------------
                                          Name:  Bernard A. Bianchino
                                          Title:  Senior Vice President and
                                                  Chief Business Development
                                                  Officer - Sprint PCS

                                       COX PCS ASSETS, LLC


                                       By:
                                          -----------------------------------
                                          Name:  Bernard A. Bianchino
                                          Title:  Senior Vice President and
                                                  Chief Business Development
                                                  Officer - Sprint PCS



BUYER:                                 UBIQUITEL OPERATING COMPANY


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       UBIQUITEL LEASING COMPANY


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                                                      Exhibit A

                                    SPOKANE MARKET
                                  CELL SITE SUMMARY


------------------------------------------------------------------------------------------------------------------------------------
           SSUSA TOWER
CASCADE ID SITE (Y/N)     SITE TYPE                         SITE CATEGORY              LATITUDE         LONGITUDE    TRANSFER STAGE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC001      Y         CONCRETE MONOPOLE           Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC002      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC003      Y         MONOPOLE                    Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC004      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC005      N         WATER TANK(COS)             Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC006      N         TRANSMISSION TOWER (BPA)    Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC007      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC008      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC009      Y         MONOPOLE                    Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC010      N         WOODEN UTILITY POLE (BPA)   Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC011      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC012      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC013      N         WATER TANK(COS)             Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC014      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC015      N         LATTICE TOWER               Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC016      Y         MONOPOLE                    Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC017      N         WATER TANK(COS)             Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC018      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC019      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC020                NOT BUILT                   Spokane Leased Site                 ***               ***          LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP03XC021                NOT BUILT                   NA                                  ***               ***          PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC022      Y         NOT BUILT                   Spokane Leased Site                 ***               ***          LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP03XC023      N         ROOFTOP ANTENNA             Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC024      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC025      Y         LATTICE TOWER               Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC026      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC027                NOT BUILT                   NA                                  ***               ***          PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC028                NOT BUILT                   NA                                  ***               ***          PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC029      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC030      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC031                NOT BUILT                   NA                                  ***               ***          PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC032                NOT BUILT                   Spokane Leased Site                 ***               ***          LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP03XC033                NOT BUILT                   Spokane Leased Site                 ***               ***          LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP03XC034                NOT BUILT                   Spokane Leased Site                 ***               ***          LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP03XC035                NOT BUILT                   Spokane Leased Site                 ***               ***          LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP03XC036                NOT BUILT                   NA                                  ***               ***          PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC037                NOT BUILT                   Spokane Leased Site                 ***               ***          LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP03XC038      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC039      N         TRANSMISSION TOWER (BPA)    Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC040      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC041      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC042                NOT BUILT                   Spokane Leased Site                 ***               ***          LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP03XC043                NOT BUILT                   NA                                  ***               ***          PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC044                NOT BUILT                   NA                                  ***               ***          PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC045      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC046      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC047                NOT BUILT                   NA                                  ***               ***          PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC048                NOT BUILT                   NA                                  ***               ***          PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC049                NOT BUILT                   NA                                  ***               ***          PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC050      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***          ON AIR
------------------------------------------------------------------------------------------------------------------------------------


1 of 8

                                    SPOKANE MARKET
                                  CELL SITE SUMMARY


------------------------------------------------------------------------------------------------------------------------------------
           SSUSA TOWER
CASCADE ID SITE (Y/N)     SITE TYPE                         SITE CATEGORY              LATITUDE         LONGITUDE    TRANSFER STAGE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC051      N         WATER TANK(COS)             Spokane Operational Site            ***               ***           ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC052      N         ROOFTOP ANTENNA             Spokane Operational Site            ***               ***           ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC053      N         ROOFTOP ANTENNA             Spokane Operational Site            ***               ***           ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC054      N         ROOFTOP ANTENNA             Spokane Operational Site            ***               ***           ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC055      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***           ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC056      N         ROOFTOP ANTENNA(COS)        Spokane Operational Site            ***               ***           ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC057      Y         CONCRETE MONOPOLE           Spokane Operational Site            ***               ***           ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP03XC058                NOT BUILT                   Spokane Leased Site                 ***               ***           LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP03XC059                NOT BUILT                   Spokane Leased Site                 ***               ***           LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP03XC060                NOT BUILT                   NA                                                                  PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC061                NOT BUILT                   NA                                  ***               ***           PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP03XC062                NOT BUILT                   Spokane Leased Site                 ***               ***           LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP03XC063      Y         STEEL MONOPOLE              Spokane Operational Site            ***               ***           ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP29XC087      N         TRINITY WIRELESS            Spokane Operational Site            ***               ***           ON AIR
------------------------------------------------------------------------------------------------------------------------------------
SP29XC088                NOT BUILT                   Spokane Leased Site                                                 LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP29XC089                Co-location                 NA                                                                  PRE-LEASE
------------------------------------------------------------------------------------------------------------------------------------
SP29XC090      N         TRINITY WIRELESS            Spokane Leased Site                                                 LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP29XC091                NOT BUILT                   Spokane Leased Site                                                 LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP29XC094      N         TRINITY WIRELESS            Spokane Leased Site                                                 LEASED
------------------------------------------------------------------------------------------------------------------------------------
SP35XC082      Y         COW                         NA                                  ***             ***             CONSTRUCTED
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
TRANSFER STAGES
--------------------------------------------------------
     TOTAL ON AIR                               41
TOTAL CONSTRUCTED                                1
        TOTAL NTP                                0
     TOTAL LEASED                               15
  TOTAL PRE-LEASE                               13
--------------------------------------------------------
            TOTAL                               70
--------------------------------------------------------

2 of 8

                                           UBIQUITEL EXPANSION
                                   ASSET PURCHASE AGREEMENT EXHIBIT B



MARKET          CASCADE   CANDIDATE NAME    CANDIDATE CITY  CANDIDATE   SEARCH RING     SEARCH RING     LEASE        NTP
                                                            COUNTY      LATITUDE        LONGITUDE       EST/ACTUAL   EST/ACTUAL
SACRAMENTO      SF33XC042 RIO OSO           Rio Oso         Sutter         ***             ***          11/30/1999     2/2/2000
SACRAMENTO      SF33XC216 MARYSVILLE        Marysville      Yuba           ***             ***           1/12/2000     7/5/2000
SACRAMENTO      SF33XC217 OLIVEHURST        Olivehurst      Yuba           ***             ***           3/15/2000    5/10/2000
SACRAMENTO      SF33XC914 WHEATLAND         Wheatland       Yuba           ***             ***           1/10/2000    1/10/2000
SACRAMENTO      SF33XC915 OSWALD            Yuba City       Sutter         ***             ***          12/30/1999    5/28/2000
SACRAMENTO      SF33XC917 YUBA CITY         Yuba City       Sutter         ***             ***           1/28/2000    2/29/2000
SACRAMENTO      SF33XC919 BUTTE HOUSE       Yuba City       Sutter         ***             ***          12/29/1999    1/21/2000
SACRAMENTO      SF33XC920 BEALE AFB         N/A             Yuba           ***             ***           2/21/2000    4/13/2000
SACRAMENTO      FS18XC007 GRANTLINE         Sacramento      Sacramento     ***             ***          11/29/1999    4/18/2000
SACRAMENTO      FS18XC020 DOWNTOWN LINCOLN  Lincoln         Placer         ***             ***           9/14/1999     1/9/2000
SALT LAKE CITY  SL33XC092 SILAGE            Willard         Box Elder      ***             ***           2/23/1999    8/31/1999
SALT LAKE CITY  SL33XC093 CO-LOCATE NEXTEL  Brigham         Box Elder      ***             ***           8/31/1999
SALT LAKE CITY  SL33XC100
SALT LAKE CITY  SL33XC101
SALT LAKE CITY  SL33XC102
SALT LAKE CITY  SL33XC142
SALT LAKE CITY  SL33XC143
SALT LAKE CITY  SL33XC144
LAS VEGAS       VG03XC036 SLOAN             LAS VEGAS                      ***           ***             7/22/1997    3/30/1998
LAS VEGAS       VG03XC097 ARROW CANYON      Moapa                          ***           ***
LAS VEGAS       VG03XC098 GLENDALE          BUNKERVILLE                    ***           ***             6/30/1999
LAS VEGAS       VG03XC099 BUNKERVILLE       BUNKERVILLE                    ***           ***             7/19/1999
Total # Sites        22


MARKET          ON AIR        ESTIMATED
                EST/ACTUAL    TRANSFER STAGE       SITE TYPE
SACRAMENTO       4/10/2000    NTP/On Air           MONOPOLE
SACRAMENTO       9/10/2000    Lease                100' MONOPOLE
SACRAMENTO       7/30/2000    Lease                100' EXISTING TOWER
SACRAMENTO       3/17/2000    On Air               122' WATER TOWER
SACRAMENTO       7/20/2000    Lease                100' TRANS TOWER
SACRAMENTO       4/20/2000    NTP/On Air           TBD - to be designed
SACRAMENTO       3/20/2000    On Air               120' LATTICE-SELF SUPPORT
SACRAMENTO       5/29/2000    NTP                  120' TRANS TOWER
SACRAMENTO       5/29/2000    NTP                  102' MONOPOLE
SACRAMENTO       2/20/2000    On Air               97' MONOPOLE
SALT LAKE CITY                NTP                  MONOPOLE
SALT LAKE CITY                Lease                EXISTING TOWER
SALT LAKE CITY                TBD
SALT LAKE CITY                TBD
SALT LAKE CITY                TBD
SALT LAKE CITY                TBD
SALT LAKE CITY                TBD
SALT LAKE CITY                TBD
LAS VEGAS        9/13/1998    On Air               65' MONOPOLE
LAS VEGAS        9/30/1999    On Air               210' LATTICE SELF-SUPPORT
LAS VEGAS                     Lease                EXISTING TOWER
LAS VEGAS                     Lease                150' MONOPOLE







1 of 1

                            EXHIBIT B ADDITIONAL ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SSUSA
    MARKET     BTA #  CASCADE ID                  SITE ADDRESS                CITY      TOWER SITE           SITE TYPE
                                                                                          (Y/N)
------------------------------------------------------------------------------------------------------------------------------------
   Las Vegas    245  VG03XC097                       ***                    Moapa            N        Collocate Lattice Tower
------------------------------------------------------------------------------------------------------------------------------------
   Las Vegas    245  VG03XC098                       ***                    Bunkerville      N        Collocate Lattice Tower
------------------------------------------------------------------------------------------------------------------------------------
   Las Vegas    245  VG03XC099                       ***                    Bunkerville      N        Collocate Monopole
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    389  FS18XC006                       ***                    Auburn           N        Self Support Tower
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    485  SF33XC042                       ***                    Rio Oso          N        Collocate Monopole
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    485  SF33XC216                       ***                    Marysville       Y        Monopole
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    485  SF33XC217                       ***                    Olivehurst       N        Existing Tower
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    485  SF33XC914                       ***                    Wheatland        N        Water Tower
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    485  SF33XC915                       ***                    Yuba City        N        Lattice Tower
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    485  SF33XC917                       ***                    Yuba City        Y        TBD
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    485  SF33XC919                       ***                    Yuba City        Y        Lattice - Self Support
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    485  SF33XC920                       ***                    Yuba City        Y        Tower
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City  258  SL33XC092                       ***                    Willard          Y        Monopole
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City  258  SL33XC093                       ***                    Brigham City     N        Collocate Existing Tower
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City  258  SL33XC100                       ***                    Honeyville       Y        Monopole
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City  258  SL33XC101                       ***                    Riverside        Y        Monopole
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City  258  SL33XC102                       ***                    Tremonton City   Y        Monopole
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City  258  SL33XC142                       ***                    Tremonton        Y        Monopole
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City  258  SL33XC143                       ***                    Garland          Y        Lattice Tower
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City  258  SL33XC144                       ***                    Portage          Y        Lattice Tower
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
    MARKET           SITE CATEGORY               STATUS AS OF 4/13/00   TRANSFER STAGE
-------------------------------------------------------------------------------------------------
   Las Vegas    Additional Operational Site      ON AIR                     ON AIR
-------------------------------------------------------------------------------------------------
   Las Vegas    Additional Operational Site      ON AIR                     ON AIR
-------------------------------------------------------------------------------------------------
   Las Vegas    Additional Operational Site      ON AIR                     ON AIR
-------------------------------------------------------------------------------------------------
  Sacramento    Additional Operational Site      ON AIR                     ON AIR
-------------------------------------------------------------------------------------------------
  Sacramento    Additional Operational Site      IN CONSTRUCTION            ON AIR
-------------------------------------------------------------------------------------------------
  Sacramento    NA                               LEASE PENDING              PRE-LEASE
-------------------------------------------------------------------------------------------------
  Sacramento    Additional Leased Site           NTP PENDING                NTP
-------------------------------------------------------------------------------------------------
  Sacramento    Additional Operational Site      CONSTRUCTED                ON AIR
-------------------------------------------------------------------------------------------------
  Sacramento    Additional Leased Site           NTP PENDING                LEASED
-------------------------------------------------------------------------------------------------
  Sacramento    NA                               LEASE EXECUTED             CONSTRUCTED
-------------------------------------------------------------------------------------------------
  Sacramento    NA                               CONSTRUCTED                CONSTRUCTED
-------------------------------------------------------------------------------------------------
  Sacramento    NA                               LEASE EXECUTED             CONSTRUCTED
-------------------------------------------------------------------------------------------------
Salt Lake City  Additional Operational Site      ON AIR                     ON AIR
-------------------------------------------------------------------------------------------------
Salt Lake City  Additional Operational Site      ON AIR                     ON AIR
-------------------------------------------------------------------------------------------------
Salt Lake City  NA                               NTP PENDING                CONSTRUCTED
-------------------------------------------------------------------------------------------------
Salt Lake City  NA                               NTP PENDING                CONSTRUCTED
-------------------------------------------------------------------------------------------------
Salt Lake City  NA                               NTP PENDING                CONSTRUCTED
-------------------------------------------------------------------------------------------------
Salt Lake City  NA                               NTP PENDING                CONSTRUCTED
-------------------------------------------------------------------------------------------------
Salt Lake City  NA                               NTP PENDING                CONSTRUCTED
-------------------------------------------------------------------------------------------------
Salt Lake City  NA                               NTP PENDING                CONSTRUCTED
-------------------------------------------------------------------------------------------------


-----------------------------------------------             ----------------------------------------------
SITE COUNTS BY MARKET                                              TRANSFER STAGES
-----------------------------------------------             ----------------------------------------------
             3              Las Vegas                                 TOTAL ON AIR                   8
             9              Sacramento                           TOTAL CONSTRUCTED                   9
             8              Salt Lake City                               TOTAL NTP                   1
-----------------------------------------------                       TOTAL LEASED                   1
            20              Total                                  TOTAL PRE-LEASE                   1
-----------------------------------------------             ----------------------------------------------
                                                                             TOTAL                  20
                                                            ----------------------------------------------



3 of 8

                                   EXHIBIT B
                                INVENTORY LIST
                                     FOR
                       AVAILABLE ON AIR ADDITIONAL ASSETS

-------------------------------------------------------------------------------------------------------------------------------
(# of Assets)
-------------------------------------------------------------------------------------------------------------------------------
Market Description   Cascade     Frame ID        Part #       Part Description                                           Total
-------------------------------------------------------------------------------------------------------------------------------
SALT LAKE CITY       SL33XC092   LUCENTPWR       PWDQAJUUAF   AC/DC POWER UNIT                                              4
                                                ------------------------------------------------------------------------------
                                                 PWMYARJAZZ   LNG-2000 SHLF ASBY                                            1
                                                ------------------------------------------------------------------------------
                                                 PWPQAKUAAA   ALARM ALERTING UN                                             1
                                                ------------------------------------------------------------------------------
                                                 108448275    4P-2 FAN - 990H4P-2                                           1
                                ----------------------------------------------------------------------------------------------
                                 LUCENTRAD       407814755    3 SECTOR DUPLEX CTM                                           1
                                                ------------------------------------------------------------------------------
                                                 407854207    RFTGMRB (RUBIDIUM OSCILLATOR)                                 1
                                                ------------------------------------------------------------------------------
                                                 848033312    ASSY FILTER                                                   6
                                                ------------------------------------------------------------------------------
                                                 CB           CIRCUIT BREAKER PANEL                                         1
                                                ------------------------------------------------------------------------------
                                                 CNPQALFAAC   DATAKIT 8 MEGA BYTE UN                                        2
                                                ------------------------------------------------------------------------------
                                                 CRPIBAWAAA   NET CONT INTFC                                                2
                                                ------------------------------------------------------------------------------
                                                 CRTRCCTBAA   DIGL FACS INTFC (DFI)                                         1
                                                ------------------------------------------------------------------------------
                                                 DRCP30KAAB   AUTOPLEX CLR CONTR                                            1
                                                ------------------------------------------------------------------------------
                                                 DRIP030AAB   ADAPTER PACK CIRCUIT                                          1
                                                ------------------------------------------------------------------------------
                                                 DRIP110AAA   TDM BUS TERM PACK CKT                                         2
                                                ------------------------------------------------------------------------------
                                                 DRIP130AAB   ADAPTER PACK CIRCUIT                                          2
                                                ------------------------------------------------------------------------------
                                                 DRPQ873AAC   PACK CKT                                                      2
                                                ------------------------------------------------------------------------------
                                                 DRPQ87AAAD   PACK CKT                                                      1
                                                ------------------------------------------------------------------------------
                                                 DRPQ977AAE   PACK CKT                                                      2
                                                ------------------------------------------------------------------------------
                                                 DRPQBNHAAC   ANALOG CONVERSION UN                                          3
                                                ------------------------------------------------------------------------------
                                                 DRPQBR7AAA   BUS INTERFACE UN                                              3
                                                ------------------------------------------------------------------------------
                                                 J41682B-1    PCS CDMA ENHANCED MINICELL RADIO CABINET                      1
                                                ------------------------------------------------------------------------------
                                                 PWPQAF2AAD   POWER CONVERTER UNIT (PCU)                                    1
                                                ------------------------------------------------------------------------------
                                                 PWPQAF2AAE   POWER CONVERTER UNIT (PCU)                                    5
                                                ------------------------------------------------------------------------------
                                                 DRPQBS0AAC   SYNCD CLOCK &TONE UN                                          2
                                                ------------------------------------------------------------------------------
                                                 DRPQBPTAAJ   BASEBAND COMBD RADIO                                          3
                                                ------------------------------------------------------------------------------
                                                 DRPQBSGAAA   CDMA EXPANDED CHANNEL UNIT (ECU)                              3
                                                ------------------------------------------------------------------------------
                                                 DRPQBTMAAA   CDMA CLUSTER CONTROL (CCC)                                    3
                                                ------------------------------------------------------------------------------
                                                 DRCP6FXAAB   CDMA TRANSMITTER UNIT - 16W (CTU)                             3
                                                ------------------------------------------------------------------------------
                                                 DRPQBTFAAA   NET WIRELESS PACK CKT                                         2
                                                ------------------------------------------------------------------------------
                                                 472403054    ACB ALARM CONTROL BOARD                                       1
                                                ------------------------------------------------------------------------------
                                                 408080653    HEAT EXCHANGER                                                1
                                                ------------------------------------------------------------------------------
                                                 408140366    RFTGMXO (CRYSTAL CONTROLLED OSCILLATOR)                       1

                    ----------------------------------------------------------------------------------------------------------
                     SL33XC093   LUCENTPWR       ED-7C821-30  66EC TYPE POWER CABINET                                       1
                                                ------------------------------------------------------------------------------
                                                 PWDQAJUUAF   AC/DC POWER UNIT                                              4
                                                ------------------------------------------------------------------------------
                                                 PWMYARJAZZ   LNG-2000 SHLF ASBY                                            1
                                                ------------------------------------------------------------------------------
                                                 PWPQAKUAAB   ALARM ALERTING UN                                             1
                                                ------------------------------------------------------------------------------
                                                 108448275    4P-2 FAN - 990H4P-2                                           1
                                ----------------------------------------------------------------------------------------------
                                 LUCENTRAD       407306265    PCU (POWER CONVERSION UNIT) - BQ-7541-7R DC                   2
                                                ------------------------------------------------------------------------------
                                                 407547892    GPS ANTENNA                                                   1
                                                ------------------------------------------------------------------------------
                                                 407814755    3 SECTOR DUPLEX CTM                                           1
                                                ------------------------------------------------------------------------------
                                                 407854207    RFTGMRB (RUBIDIUM OSCILLATOR)                                 1
                                                ------------------------------------------------------------------------------
                                                 407870443    ASSEMBLY HEAT EXCHANGER                                       1
                                                ------------------------------------------------------------------------------
                                                 77030-312    CHANNEL SERVICE UNIT PANEL                                    1
                                                ------------------------------------------------------------------------------
                                                 848033312    ASSY FILTER                                                   5
                                                ------------------------------------------------------------------------------
                                                 CB           CIRCUIT BREAKER PANEL                                         1
                                                ------------------------------------------------------------------------------
                                                 CRTRCCTBAA   DIGL FACS INTFC (DFI)                                         1
                                                ------------------------------------------------------------------------------
                                                 DRIP030AAB   ADAPTER PACK CIRCUIT                                          1
                                                ------------------------------------------------------------------------------
                                                 DRIP110AAA   TDM BUS TERM PACK CKT                                         2
                                                ------------------------------------------------------------------------------
                                                 DRIP130AAB   ADAPTER PACK CIRCUIT                                          2
                                                ------------------------------------------------------------------------------
                                                 DRPQ87AAAE   PACK CKT                                                      2
                                                ------------------------------------------------------------------------------
                                                 DRPQ977AAE   PACK CKT                                                      2
                                                ------------------------------------------------------------------------------
                                                 DRPQBNHAAC   ANALOG CONVERSION UN                                          3
                                                ------------------------------------------------------------------------------
                                                 DRPQBR7AAA   BUS INTERFACE UN                                              3
                                                ------------------------------------------------------------------------------
                                                 J41682B-1    PCS CDMA ENHANCED MINICELL RADIO CABINET                      1
                                                ------------------------------------------------------------------------------
                                                 NCC5SM0BAA   SIU W/CRAFT PORT                                              1

                                   EXHIBIT B
                                INVENTORY LIST
                                     FOR
                      AVAILABLE ON AIR ADDITIONAL ASSETS

-------------------------------------------------------------------------------------------------------------------------------
(# of Assets)
-------------------------------------------------------------------------------------------------------------------------------
Market Description   Cascade     Frame ID        Part #       Part Description                                           Total
-------------------------------------------------------------------------------------------------------------------------------
                                                 NCC5Z82BAA   T-SMART T1 INTLGNT CSU                                        1
                                                ------------------------------------------------------------------------------
                                                 PWPQAF2AAE   POWER CONVERTER UNIT (PCU)                                    5
                                                ------------------------------------------------------------------------------
                                                 DRPQBTMAAA   CDMA CLUSTER CONTROL (CCC)                                    3
                                                ------------------------------------------------------------------------------
                                                 DRCP6FXAAC   CDMA TRANSMITTER UNIT - 16W (CTU)                             3
                                                ------------------------------------------------------------------------------
                                                 DRPQBPTAAK   BASEBAND COMBD RADIO                                          3
                                                ------------------------------------------------------------------------------
                                                 CRPIBA2AAA   NET CONT INTFC                                                2
                                                ------------------------------------------------------------------------------
                                                 408140366    RFTGMXO (CRYSTAL CONTROLLED OSCILLATOR)                       1
                                                ------------------------------------------------------------------------------
                                                 DRCP7HVAAB   CDMA ALARM/CONTROL BD                                         1
                                                ------------------------------------------------------------------------------
                                                 108408766    BUS INTERCONNECT                                              2
                                                ------------------------------------------------------------------------------
                                                 108176876    CORE PROCESSOR UNIT                                           2
                                                ------------------------------------------------------------------------------
                                                 DRPQBTTAAA   EXPANDED CHANNEL UN                                           3
                                                ------------------------------------------------------------------------------
                                                 DRPQBS0AAD   SYNCD CLOCK &TONE UN                                          2
-------------------------------------------------------------------------------------------------------------------------------
Grand Total                                                                                                               131
-------------------------------------------------------------------------------------------------------------------------------

                                            FURNITURE INVENTORY-RETAIL
                                                  DISTRICT OFFICE
                                            11707 E. SPRAGUE, SUITE 201
                                                 SPOKANE, WA 99206



----------------------------------------------------------------------------------------------------------
                                      ITEM                                                 QUANTITY
----------------------------------------------------------------------------------------------------------
5 drawer horizontal files                                                                     10
----------------------------------------------------------------------------------------------------------
Safe                                                                                           1
----------------------------------------------------------------------------------------------------------
6 shelf bookshelf                                                                              2
----------------------------------------------------------------------------------------------------------
Metal shelving (industrial type)                                                              22
----------------------------------------------------------------------------------------------------------
Dolly                                                                                          2
----------------------------------------------------------------------------------------------------------
Pro tuff plastic toolbox (storage for special events)                                          1
----------------------------------------------------------------------------------------------------------
Desks                                                                                          3
----------------------------------------------------------------------------------------------------------
Roll-a-away chairs (cloth covered)                                                            46
----------------------------------------------------------------------------------------------------------
Freestanding chairs                                                                           12
----------------------------------------------------------------------------------------------------------
Freestanding tall chairs                                                                       2
----------------------------------------------------------------------------------------------------------
Plastic waste baskets                                                                         35
----------------------------------------------------------------------------------------------------------
3 drawer small file                                                                           23
----------------------------------------------------------------------------------------------------------
2 drawer horizontal file                                                                      19
----------------------------------------------------------------------------------------------------------
2 door metal cabinet                                                                           1
----------------------------------------------------------------------------------------------------------
White boards (chalk talk)                                                                      9
----------------------------------------------------------------------------------------------------------
Meridian Phone sets                                                                           36
----------------------------------------------------------------------------------------------------------
Meridian PBX station                                                                           1
----------------------------------------------------------------------------------------------------------
Electric typewritter                                                                           1
----------------------------------------------------------------------------------------------------------
Kitchen table                                                                                  3
----------------------------------------------------------------------------------------------------------
Microwave                                                                                      1
----------------------------------------------------------------------------------------------------------
Toaster                                                                                        1
----------------------------------------------------------------------------------------------------------
Refrigerator                                                                                   1
----------------------------------------------------------------------------------------------------------
Glass covered bulletin board                                                                   1
----------------------------------------------------------------------------------------------------------
First aid kits                                                                                 2
----------------------------------------------------------------------------------------------------------
Blood Pathogen Kit                                                                             2
----------------------------------------------------------------------------------------------------------
Table                                                                                          1
----------------------------------------------------------------------------------------------------------
Paper cutter                                                                                   1
----------------------------------------------------------------------------------------------------------
Laminator                                                                                      1
----------------------------------------------------------------------------------------------------------
Built in row of overhead cupboards                                                             1
----------------------------------------------------------------------------------------------------------
Built in row of counter w/cupboards underneath                                                 1
----------------------------------------------------------------------------------------------------------
Glass & wood horizontal phone case (retail store front)                                        1
----------------------------------------------------------------------------------------------------------
Obelisk (mobile phone displays)                                                                7
----------------------------------------------------------------------------------------------------------
Vacuum cleaner                                                                                 1
----------------------------------------------------------------------------------------------------------
Gray cubicles                                                                                 13
----------------------------------------------------------------------------------------------------------
Bill Payment fixture                                                                           1
----------------------------------------------------------------------------------------------------------
Cushy cloth chairs                                                                             4
----------------------------------------------------------------------------------------------------------

1 of 3


----------------------------------------------------------------------------------------------------------
Cube stands (used for end tables)                                                              3
----------------------------------------------------------------------------------------------------------
CSR receiving counters w/attached accessory casses                                             2
----------------------------------------------------------------------------------------------------------
Partial cubicles                                                                               4
----------------------------------------------------------------------------------------------------------
Fire extinguisher                                                                              1
----------------------------------------------------------------------------------------------------------
4 shelf bookcase                                                                               2
----------------------------------------------------------------------------------------------------------
Long skinny table                                                                              6
----------------------------------------------------------------------------------------------------------
Metal freestanding coat rack                                                                   2
----------------------------------------------------------------------------------------------------------
Bulletin board                                                                                 1
----------------------------------------------------------------------------------------------------------
Large conference table                                                                         1
----------------------------------------------------------------------------------------------------------
NEC  Voicepoint speakerphone                                                                   1
----------------------------------------------------------------------------------------------------------
Long cabinet in conf.  room                                                                    1
----------------------------------------------------------------------------------------------------------
Easel                                                                                          1
----------------------------------------------------------------------------------------------------------
Deluxe white board                                                                             1
----------------------------------------------------------------------------------------------------------
TV                                                                                             2
----------------------------------------------------------------------------------------------------------
VCR                                                                                            1
----------------------------------------------------------------------------------------------------------
Audio/visual cart                                                                              1
----------------------------------------------------------------------------------------------------------
Overhead projector                                                                             1
----------------------------------------------------------------------------------------------------------
Clock                                                                                          1
----------------------------------------------------------------------------------------------------------
Round wooden table                                                                             1
----------------------------------------------------------------------------------------------------------
Executive freestanding chairs                                                                  2
----------------------------------------------------------------------------------------------------------
Wooden desk                                                                                    3
----------------------------------------------------------------------------------------------------------
Wooden credenza                                                                                2
----------------------------------------------------------------------------------------------------------
4 shelf wooden bookcase                                                                        6
----------------------------------------------------------------------------------------------------------
Black coat rack                                                                                1
----------------------------------------------------------------------------------------------------------
L wooden return                                                                                1
----------------------------------------------------------------------------------------------------------
Paper shredder                                                                                 2
----------------------------------------------------------------------------------------------------------
Roll-a-away cart                                                                               1
----------------------------------------------------------------------------------------------------------
Mobile display booth                                                                           1
----------------------------------------------------------------------------------------------------------
EZ up instant shelter (tent)                                                                   1
----------------------------------------------------------------------------------------------------------
Small conference table                                                                         1
----------------------------------------------------------------------------------------------------------
Small fold up table                                                                            2
----------------------------------------------------------------------------------------------------------
Premier desk phone                                                                             1
----------------------------------------------------------------------------------------------------------
Big 35 foot road side sign                                                                     1
----------------------------------------------------------------------------------------------------------
Sprint PCS Building Sign                                                                       1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                              SULLIVAN STORAGE UNIT
----------------------------------------------------------------------------------------------------------
Freestanding cloth chairs                                                                      8
----------------------------------------------------------------------------------------------------------
Paper shredder                                                                                 1
----------------------------------------------------------------------------------------------------------
Tall waste can                                                                                 1
----------------------------------------------------------------------------------------------------------
Small waste cans                                                                               5
----------------------------------------------------------------------------------------------------------
CSR receiving counter                                                                          1
----------------------------------------------------------------------------------------------------------
Retail store cabinets                                                                          2
----------------------------------------------------------------------------------------------------------
Aluminum framed retail advertisement sign boards (lighted)                                     3
----------------------------------------------------------------------------------------------------------
Partitioned "How to place a wireless call" signs                                               3
----------------------------------------------------------------------------------------------------------
8 foot lighted sign board (aluminum framed)                                                    1
----------------------------------------------------------------------------------------------------------
Roll-a-way cloth chairs                                                                       14
----------------------------------------------------------------------------------------------------------

2 of 3


----------------------------------------------------------------------------------------------------------
Tall barstool roll-a-away cloth chairs                                                         3
----------------------------------------------------------------------------------------------------------
Cubicle partitions                                                                             7
----------------------------------------------------------------------------------------------------------
Cubicle disk unit parts                                                                        5
----------------------------------------------------------------------------------------------------------
Large SPCS in house retail sign                                                                1
----------------------------------------------------------------------------------------------------------
Small conference table                                                                         1
----------------------------------------------------------------------------------------------------------
Sink w/counter top                                                                             1
----------------------------------------------------------------------------------------------------------
8 foot square lighted sign board aluminum frame                                                1
----------------------------------------------------------------------------------------------------------
White board (chalk talk)                                                                       3
----------------------------------------------------------------------------------------------------------
2 drawer, 2 shelf under counter unit                                                           2
----------------------------------------------------------------------------------------------------------
Toilet                                                                                         2
----------------------------------------------------------------------------------------------------------
Emergency lights                                                                               4
----------------------------------------------------------------------------------------------------------
Exit signs                                                                                     4
----------------------------------------------------------------------------------------------------------
3 drawer roll-a-way cabinet                                                                    1
----------------------------------------------------------------------------------------------------------
Sink w/counter (uninstalled)                                                                   1
----------------------------------------------------------------------------------------------------------
Counters                                                                                       2
----------------------------------------------------------------------------------------------------------
Interior spot lights                                                                          17
----------------------------------------------------------------------------------------------------------
Neon "Open" sign                                                                               1
----------------------------------------------------------------------------------------------------------
White particle board desk                                                                      1
----------------------------------------------------------------------------------------------------------
Kitchen table                                                                                  1
----------------------------------------------------------------------------------------------------------
Black coat rack                                                                                2
----------------------------------------------------------------------------------------------------------
Fire extinguishers                                                                             2
----------------------------------------------------------------------------------------------------------
Wash bucket                                                                                    1
----------------------------------------------------------------------------------------------------------
Mural panel display unit                                                                   11 panels
----------------------------------------------------------------------------------------------------------
Bay of small lockers                                                                           1
----------------------------------------------------------------------------------------------------------
Red curved accessory display unit                                                              1
----------------------------------------------------------------------------------------------------------
Display counter for viewing phone models                                                       1
----------------------------------------------------------------------------------------------------------
2 door metal cabinets                                                                          2
----------------------------------------------------------------------------------------------------------
Refrigerator                                                                                   1
----------------------------------------------------------------------------------------------------------
Wooden accessory display units                                                                 2
----------------------------------------------------------------------------------------------------------
Metal locking storage container                                                                1
----------------------------------------------------------------------------------------------------------
False ceiling module w/installed spotlights & track lighting                               10 panels
----------------------------------------------------------------------------------------------------------
Large oval display cases                                                                       2
----------------------------------------------------------------------------------------------------------
Big "Connect" display sign (lighted)                                                           1
----------------------------------------------------------------------------------------------------------
Small fold up table                                                                            1
----------------------------------------------------------------------------------------------------------
Metal door                                                                                     1
----------------------------------------------------------------------------------------------------------
xmas tree                                                                                      1
----------------------------------------------------------------------------------------------------------
Microwave                                                                                      1
----------------------------------------------------------------------------------------------------------
Wooden freestanding curved aluminum framed sign                                                1
----------------------------------------------------------------------------------------------------------
Freestanding granite look displays w/sign                                                      2
----------------------------------------------------------------------------------------------------------
Cabinet doors                                                                                  6
----------------------------------------------------------------------------------------------------------
Cabinet body to mount to wall                                                                  2
----------------------------------------------------------------------------------------------------------



3 of 3

                               EXHIBIT C
       SPOKANE AND ADDITIONAL SITES TRANSFERRED AT INITIAL CLOSING


------------------------------------------------------------------------------------------------------------------------------------
                          SSUSA TOWER
    MARKET    CASCADE ID  SITE (Y/N)      SITE TYPE               SITE CATEGORY             ON-AIR                  HEIGHT
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento   FS18XC006      N       Self Support Tower        Additional Operational Site    9/27/1999
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento   SF33XC042      N       Collocate Monopole        Additional Operational Site  E 4/30/2000                116
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento   SF33XC216      Y       Monopole                  NA                           E 3/30/2001                100
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento   SF33XC917      Y       TBD                       NA                           E 5/23/2000                120
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento   SF33XC919      Y       Lattice - Self Support    NA                                                      183
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City SL33XC100      Y       Monopole                  NA
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City SL33XC101      Y       Monopole                  NA
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City SL33XC102      Y       Monopole                  NA                                                      100
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City SL33XC142      Y       Monopole                  NA                                                      100
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City SL33XC143      Y       Lattice Tower             NA
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City SL33XC144      Y       Lattice Tower             NA                                                      75
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC001      Y       CONCRETE MONOPOLE         Spokane Operational Site       12/3/1996               120'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC004      Y       STEEL MONOPOLE            Spokane Operational Site       12/3/1996               100'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC005      N       WATER TANK(COS)           Spokane Operational Site       12/3/1996               130'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC006      N       TRANSMISSION TOWER (BPA)  Spokane Operational Site       12/7/1996               150'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC008      Y       STEEL MONOPOLE            Spokane Operational Site       12/3/1996               120'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC010      N       WOODEN UTILITY POLE (BPA) Spokane Operational Site       12/7/1996                62'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC013      N       WATER TANK(COS)           Spokane Operational Site       12/3/1996   115' to top of water tank
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC015      N       LATTICE TOWER             Spokane Operational Site       12/7/1996               129'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC016      Y       MONOPOLE                  Spokane Operational Site        2/7/1997               100'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC017      N       WATER TANK(COS)           Spokane Operational Site       12/3/1996   126' to top of water tank
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC018      Y       STEEL MONOPOLE            Spokane Operational Site       11/7/1996               120'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC021              NOT BUILT                 NA                                                      N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         51.5' / 48.5' - from bottom
                                                                                                          of water tower(2 antennas
   Spokane     SP03XC023      N       ROOFTOP ANTENNA           Spokane Operational Site       12/3/1996        at diff. hgts
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC025      Y       LATTICE TOWER             Spokane Operational Site       11/7/1996               150'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC027              NOT BUILT                 NA                                                 NOT BUILT YET
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC028              NOT BUILT                 NA                                                 NOT BUILT YET
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC029      Y       STEEL MONOPOLE            Spokane Operational Site        1/9/1997               120'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC031              NOT BUILT                 NA                                                 NOT BUILT YET
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC033              NOT BUILT                 Spokane Leased Site                                NOT BUILT YET
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC034              NOT BUILT                 Spokane Leased Site                                NOT BUILT YET
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC035              NOT BUILT                 Spokane Leased Site                                     N/A
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC036              NOT BUILT                 NA                                                      N/A
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC039      N       TRANSMISSION TOWER (BPA)  Spokane Operational Site       12/7/1996               141'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC041      Y       STEEL MONOPOLE            Spokane Operational Site       12/3/1996               150'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC042              NOT BUILT                 Spokane Leased Site                                NOT BUILT YET
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC043              NOT BUILT                 NA                                                      N/A
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC044              NOT BUILT                 NA                                                      N/A
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC046      Y       STEEL MONOPOLE            Spokane Operational Site       12/7/1996               165'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC047              NOT BUILT                 NA                                                      N/A
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC048              NOT BUILT                 NA                                                 NOT BUILT YET
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC049              NOT BUILT                 NA                                                      N/A
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC051      N       WATER TANK(COS)           Spokane Operational Site       12/3/1996                cnd
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC052      N       ROOFTOP ANTENNA           Spokane Operational Site       12/3/1996     120' to top of building
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC054      N       ROOFTOP ANTENNA           Spokane Operational Site       12/3/1996  105'+/- to top of building
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC056      N       ROOFTOP ANTENNA(COS)      Spokane Operational Site       12/3/1996 136' =/- to top of building
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC057      Y       CONCRETE MONOPOLE         Spokane Operational Site       12/3/1996               120'
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC058              NOT BUILT                 Spokane Leased Site                                     N/A
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC059              NOT BUILT                 Spokane Leased Site                                     N/A
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
    MARKET          STATUS AS OF 4/13/00          TRANSFER STAGE
--------------------------------------------------------------------
  Sacramento          ON AIR                            ON AIR
--------------------------------------------------------------------
  Sacramento          IN CONSTRUCTION                   ON AIR
--------------------------------------------------------------------
  Sacramento          LEASE PENDING                     PRE-LEASE
--------------------------------------------------------------------
  Sacramento          LEASE EXECUTED                    CONSTRUCTED
--------------------------------------------------------------------
  Sacramento          CONSTRUCTED                       CONSTRUCTED
--------------------------------------------------------------------
Salt Lake City        NTP PENDING                       CONSTRUCTED
--------------------------------------------------------------------
Salt Lake City        NTP PENDING                       CONSTRUCTED
--------------------------------------------------------------------
Salt Lake City        NTP PENDING                       CONSTRUCTED
--------------------------------------------------------------------
Salt Lake City        NTP PENDING                       CONSTRUCTED
--------------------------------------------------------------------
Salt Lake City        NTP PENDING                       CONSTRUCTED
--------------------------------------------------------------------
Salt Lake City        NTP PENDING                       CONSTRUCTED
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            NO LEASE                          PRE-LEASE
--------------------------------------------------------------------
   Spokane                                              ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            NO LEASE                          PRE-LEASE
--------------------------------------------------------------------
   Spokane            NO LEASE                          PRE-LEASE
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            NO LEASE                          PRE-LEASE
--------------------------------------------------------------------
   Spokane            LEASE EXECUTED                    LEASED
--------------------------------------------------------------------
   Spokane            LEASE EXECUTED                    LEASED
--------------------------------------------------------------------
   Spokane            LEASE EXECUTED                    LEASED
--------------------------------------------------------------------
   Spokane            NO LEASE                          PRE-LEASE
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            LEASE EXECUTED                    LEASED
--------------------------------------------------------------------
   Spokane            NO LEASE                          PRE-LEASE
--------------------------------------------------------------------
   Spokane            NO LEASE                          PRE-LEASE
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            NO LEASE                          PRE-LEASE
--------------------------------------------------------------------
   Spokane            NO LEASE                          PRE-LEASE
--------------------------------------------------------------------
   Spokane            NO LEASE                          PRE-LEASE
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            LEASE EXECUTED                    LEASED
--------------------------------------------------------------------
   Spokane            LEASE EXECUTED                    LEASED
--------------------------------------------------------------------

                               EXHIBIT C
       SPOKANE AND ADDITIONAL SITES TRANSFERRED AT INITIAL CLOSING


------------------------------------------------------------------------------------------------------------------------------------
                          SSUSA TOWER
    MARKET    CASCADE ID  SITE (Y/N)      SITE TYPE               SITE CATEGORY             ON-AIR                  HEIGHT
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC060                  NOT BUILT             NA                                                      N/A
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC061                  NOT BUILT             NA                                                      N/A
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC062                  NOT BUILT             Spokane Leased Site                                     N/A
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP03XC063      Y           STEEL MONOPOLE        Spokane Operational Site       2/12/1999
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP29XC087      N           TRINITY WIRELESS      Spokane Operational Site       9/30/1999
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP29XC089                  Co-location           NA
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP29XC090      N           TRINITY WIRELESS      Spokane Leased Site
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP29XC091                  NOT BUILT             Spokane Leased Site
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP29XC094      N           TRINITY WIRELESS      Spokane Leased Site
------------------------------------------------------------------------------------------------------------------------------------
   Spokane     SP35XC082      Y           COW                   NA
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
    MARKET          STATUS AS OF 4/13/00          TRANSFER STAGE
--------------------------------------------------------------------
   Spokane            LEASE PENDING                     PRE-LEASE
--------------------------------------------------------------------
   Spokane            LEASE PENDING                     PRE-LEASE
--------------------------------------------------------------------
   Spokane            LEASE EXECUTED                    LEASED
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            ON AIR                            ON AIR
--------------------------------------------------------------------
   Spokane            LEASE PENDING                     PRE-LEASE
--------------------------------------------------------------------
   Spokane            LEASE EXECUTED                    LEASED
--------------------------------------------------------------------
   Spokane            LEASE EXECUTED                    LEASED
--------------------------------------------------------------------
   Spokane            LEASE EXECUTED                    LEASED
--------------------------------------------------------------------
   Spokane            NTP                               CONSTRUCTED
--------------------------------------------------------------------


                       ---------------------------------------------------------
                       TRANSFER DATE SUMMARY
                               59          TRANSFERRED ON INITIAL CLOSING
                       ---------------------------------------------------------

4 of 8

           SPOKANE AND ADDITIONAL SITES TRANSFERRED AT INITIAL CLOSING


MARKET                              TRANSFER DATE
------                              -------------
Sacramento                              4/14
Sacramento                              4/14
Sacramento                              4/14
Sacramento                              4/14
Sacramento                              4/14
Salt Lake City                          4/14
Salt Lake City                          4/14
Salt Lake City                          4/14
Salt Lake City                          4/14
Salt Lake City                          4/14
Salt Lake City                          4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14
Spokane                                 4/14

                                          EXHIBIT D
               PRICING FOR COMPLETED CELL SITES AND WORK IN PROGRESS CELL SITES
                               BY REGION, MARKET, AND VENDOR


---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                     CO-LOCATE                                              ROOFTOP
---------------------------------------------------------------------------------------------------------------------------------
                            Leased   NTP      Full Build  Full Build   Leased  NTP      Full Build  Full Build  Leased   NTP
 Region/Market   Vendor                        w/o Opt                                   w/o Opt
---------------------------------------------------------------------------------------------------------------------------------
NORTH CENTRAL
---------------------------------------------------------------------------------------------------------------------------------
Cincinnati       Motorola    ***     ***      ***         ***                                           -       ***      ***
---------------------------------------------------------------------------------------------------------------------------------
Columbus         Motorola                                     -                                         -       ***      ***
---------------------------------------------------------------------------------------------------------------------------------
Indianapolis     Nortel                                       -        ***     ***      ***           ***       ***      ***
---------------------------------------------------------------------------------------------------------------------------------
                                                              -                                         -
---------------------------------------------------------------------------------------------------------------------------------
WEST                                                          -                                         -
---------------------------------------------------------------------------------------------------------------------------------
Las Vegas        Lucent      ***     ***      ***         ***                                           -       ***      ***
---------------------------------------------------------------------------------------------------------------------------------
Salt Lake City   Lucent      ***     ***      ***         ***                                           -       ***      ***
---------------------------------------------------------------------------------------------------------------------------------
San Francisco    Lucent      ***     ***      ***         ***          ***     ***      ***           ***       ***      ***
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
SOUTH EAST*
---------------------------------------------------------------------------------------------------------------------------------
Knoxville        Motorola    ***     ***      ***         ***                                           -       ***      ***
---------------------------------------------------------------------------------------------------------------------------------
Louisville       Nortel      ***     ***      ***         ***                                           -
---------------------------------------------------------------------------------------------------------------------------------
Nashville        Nortel      ***     ***      ***         ***                                           -
---------------------------------------------------------------------------------------------------------------------------------


--------------------------
--------------------------
     BUILD TO SUIT
--------------------------
Full Build  Full Build
w/o Opt
--------------------------
NORTH CENTRAL
--------------------------
***           ***
--------------------------
***           ***
--------------------------
***           ***
--------------------------
                -
--------------------------
WEST            -
--------------------------
***           ***
--------------------------
***           ***
--------------------------
***           ***
--------------------------

--------------------------
SOUTH EAST*
--------------------------
***           ***
--------------------------
                -
--------------------------
                -
--------------------------


*** Confidential portions omitted and filed separately with the Commission.

BLANKS = SOME MARKETS DO NOT HAVE AVERAGE COST FOR SOME MODEL TYPES. THIS MEANS THAT SPCS DOES NOT INTEND TO BUILD THESE TYPE SITES IN PHASE III. HOWEVER, THESE TYPE SITES HAVE POSSIBLY BEEN BUILT IN THE MARKET PREVIOUSLY.

                                   EXHIBIT E
                COMPUTER EQUIPMENT TRANSFERRED AT INITIAL CLOSING

--------------------------------------------------------------------------------------------------------------------------
   SPRINT ASSET TAG           DESCRIPTION             BUYOUT PRICE           SERIAL NUMBER             LOCATION
--------------------------------------------------------------------------------------------------------------------------
       SPR76824             Dell 17' Monitor            $248.00               66510A61DQA7         360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SP13688              Dell 17' Monitor            $500.00               55347B07FH19         360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SPI02512             Dell 17' Monitor            $210.00                8203668EL           360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SP34252              Nec 21' Moinitor            $358.00               55341CCDW759         360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SP37150             Toshiba Tecra 8000          $2,400.00               S79842765A          360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SP36187             Toshiba Tecra 8000          $2,400.00               S69751232A          360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SPI09555            Toshiba Tecra 8000          $2,400.00               S29421213A          360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SP36017           PA2724 Port Replicator         $215.00                 49060411           360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SPI3842           Dell Desktop GX1 6400         $1,550.00                 GMKHK             360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SPI09326          Dell Desktop GX1 6400         $1,500.00                 UFG24             360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SPI04436          Dell Desktop GX1 6400         $1,650.00                 H2VMD             360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SP36566           Dell Desktop GX1 6400         $1,550.00                 23Y63             360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SP41244                Dell Desktop             $1,550.00                 4MWXI           11707 E. Sprague Ave
--------------------------------------------------------------------------------------------------------------------------
       SP41783              Port Replicator             $215.00                 39036802           360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
       SPI13863               Dell Monitor              $240.00               55341C4B3F29         360 East 3rd Ave
--------------------------------------------------------------------------------------------------------------------------
                                                     $16,986.00
                                            =============================

                                   EXHIBIT F
         SPOKANE AND ADDITIONAL SITES TRANSFERRED AT SUBSEQUENT CLOSING


------------------------------------------------------------------------------------------------------------------------------------
                             SSUSA
    MARKET    CASCADE ID   TOWER SITE       SITE TYPE                  SITE CATEGORY            STATUS AS OF 4/13/00  TRANSFER STAGE
                             (Y/N)
------------------------------------------------------------------------------------------------------------------------------------
  Las Vegas     VG03XC097    N         Collocate Lattice Tower     Additional Operational Site  ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
  Las Vegas     VG03XC098    N         Collocate Lattice Tower     Additional Operational Site  ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
  Las Vegas     VG03XC099    N         Collocate Monopole          Additional Operational Site  ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    SF33XC217    N         Existing Tower              Additional Leased Site       NTP PENDING           NTP
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    SF33XC914    N         Water Tower                 Additional Operational Site  CONSTRUCTED           ON AIR
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    SF33XC915    N         Lattice Tower               Additional Leased Site       NTP PENDING           LEASED
------------------------------------------------------------------------------------------------------------------------------------
  Sacramento    SF33XC920    Y         Tower                       NA                           LEASE EXECUTED        CONSTRUCTED
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City  SL33XC092    Y         Monopole                    Additional Operational Site  ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City  SL33XC093    N         Collocate Existing Tower    Additional Operational Site  ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC002    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC003    Y         MONOPOLE                    Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC007    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC009    Y         MONOPOLE                    Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC011    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC012    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC014    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC019    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC020              NOT BUILT                   Spokane Leased Site          LEASE EXECUTED        LEASED
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC022    Y         NOT BUILT                   Spokane Leased Site          LEASE EXECUTED        LEASED
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC024    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC026    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC030    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC032              NOT BUILT                   Spokane Leased Site          LEASE EXECUTED        LEASED
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC037              NOT BUILT                   Spokane Leased Site          LEASE EXECUTED        LEASED
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC038    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC040    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC045    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC050    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC053    N         ROOFTOP ANTENNA             Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP03XC055    Y         STEEL MONOPOLE              Spokane Operational Site     ON AIR                ON AIR
------------------------------------------------------------------------------------------------------------------------------------
   Spokane      SP29XC088              NOT BUILT                   Spokane Leased Site          LEASE EXECUTED        LEASED
------------------------------------------------------------------------------------------------------------------------------------


                            --------------------------------------------------------
                             TRANSFER DATE SUMMARY
                                      31          TRANSFERRED ON SUBSEQUENT CLOSING
                            --------------------------------------------------------

1 of 1

                                     Exhibit D

                        ASSIGNMENT OF LEASES AND BILL OF SALE

THIS ASSIGNMENT OF LEASES AND BILL OF SALE ("ASSIGNMENT") is made and entered into as of the day of _________________, 199__ by and between ________________,a __________________ ("ASSIGNOR"), and
_________________________,a _______________ ("ASSIGNEE").

       1. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer and set over unto Assignee all of Assignor's right, title and interest in and to those certain leases (collectively the "LEASES") described in Exhibit A attached hereto and made a part hereof.

       2. In addition to the Assignment described above, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignee hereby agrees to assume all obligations and liabilities of Assignor arising under or pursuant to the Leases from and after the date hereof, and Assignee further agrees to perform and abide by each and every term, provision, covenant and condition contained in the Leases to be observed or performed on or after the date hereof. Assignor will not be responsible to the lessors under each of the Leases for the discharge or performance of any duties or obligations to be performed or discharged by the lessee thereunder after the date hereof.

       3. Assignee hereby agrees to indemnify and hold harmless Assignor from and against any and all loss, cost or expense (including, without limitation, reasonable attorney's fees) resulting by reason of Assignee's failure to perform any of the obligations of the lessee under the Leases after the assignment thereof to Assignee. Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all loss, cost or expense (including, without limitation, reasonable attorney's fees) resulting by reason of the failure of Assignor to perform any of the obligations of the lessee under the Leases which arise prior to the assignment thereof to Assignee.

       4. Assignor does hereby assign, sell, convey and deliver to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the fixtures, equipment, machinery and other personal property owned by Assignor (the "PERSONAL PROPERTY") placed or installed on or about the real property described in the leases.

       5. ASSIGNEE TAKES THE PROPERTY DESCRIBED IN THIS ASSIGNMENT "AS IS-WHERE IS" AND "WITH ALL FAULTS." ASSIGNOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS AS TO THE PHYSICAL CONDITION, OPERATION OR ANY OTHER MATTER AFFECTING OR RELATED TO THE SUCH PROPERTY, EXCEPT AS HEREIN SPECIFICALLY SET FORTH OR REFERRED TO, AND ASSIGNEE HEREBY EXPRESSLY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS HAVE BEEN MADE. ASSIGNOR EXPRESSLY DISCLAIMS AND ASSIGNEE ACKNOWLEDGES AND ACCEPTS THAT ASSIGNOR HAS DISCLAIMED TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR

IMPLIED, CONCERNING THE PROPERTY, INCLUDING, WITHOUT LIMITATION, (i) THE
VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY
OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF THE PROPERTY, (ii) THE MANNER OR QUALITY OF THE CONSTRUCTION OF THE MATERIALS, IF ANY, INCORPORATED INTO ANY OF THE PROPERTY AND (iii) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY. ASSIGNOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR
OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN.

       6. Assignor hereby covenants and agrees that Assignor will execute and deliver to Assignee upon demand, from time to time, any further instrument or instruments which are reasonably necessary to reaffirm, correct and/or perfect this Assignment and the transfer to Assignee of the items described in this Assignment.

       7. This Assignment inures to the benefit of and is binding upon the successors and assigns of the parties hereto.

       8. This Assignment may be executed in a number of identical counterparts which, taken together, constitute collectively one agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above.

                                          ASSIGNOR:

                                          ---------------------, a ------------


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


                                          ASSIGNOR:


                                          ---------------------, a ------------


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                      Exhibit E



                                CONSENT AND RELEASE


THIS CONSENT AND RELEASE (this "CONSENT") is made and delivered as of the day of ____________, 199__, by _____________________, a ________________________
("LESSOR"), to and for the benefit of __________________________________ a
____________________ ("LESSEE").


                                      Recitals

     A.   Lessor and Lessee entered into that certain lease dated
_________________ (the "LEASE"), pursuant to which Lessee leased from Lessor certain premises located at
_______________________________________________________________ (the
"PREMISES").

     B.   Lessee and ________________________, a ______________ ("ASSIGNEE"),
have entered into a Purchase and Sale agreement whereby Lessee may sell to Assignee certain assets of Lessee ("ASSETS"), including, without limitation, the Lease. If the sale of the Assets is completed, Lessee will assign to Assignee all of Lessee's right, title and interest, as lessee, in, under and to that Lease, and Assignee will assume all of the duties, obligations and liabilities of Lessee under the Lease which arise from and after the assignment of the Lease from Lessee to Assignee.

     C. Lessee has requested that Lessor grant its consent to the assignment of the Lease and that Lessor release Lessee from all duties, obligations and liabilities arising under the Lease from and after the assignment of the Lease from Lessee to Assignee.

     D. Lessor has agreed to give such consent and release in accordance with the terms, and conditions of this Consent.


                                Terms and Conditions

Based upon the foregoing Recitals, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, Lessor hereby agrees as follows:

LESSOR'S CONSENT TO ASSIGNMENT. If Lessee completes the sale of the Assets to Assignee, Lessor hereby consents to the assignment of the Lease by Lessee to Assignee upon the terms and conditions set forth in the Assignment.

RELEASE OF LESSEE. If Lessee completes the sale of the Assets to Assignee, Lessor hereby releases Lessee from all duties, obligations and liabilities under the Lease which arise from and after the effective date of the Assignment and agrees to recognize Assignee as the lessee under the Lease for all purposes with respect to the performance of all duties, obligations and liabilities of the lessee which arise under the Lease from and after the effective date of the Assignment. By executing this Consent, Lessor hereby acknowledges, agrees to and reaffirms its continuing rights, powers, duties, obligations and liabilities under the Lease.

CONSENT TO ASSIGNMENT ONLY. The consent of Lessor which is given hereby extends only to the assignment of the Lease to Assignee, and shall not apply to any further assignment of the Lease. Any future assignment of the Lease or subletting of the Premises, either in whole or in part, is subject to the consent requirements of the Lease.

STATUS OF LEASE. The Lease is in full force and effect and there are no defaults under the Lease as of the date of this Consent.

GOVERNING LAW. This Consent is to be governed by, and construed and enforced in accordance with, the laws of the State of _____________.

IN WITNESS WHEREOF, Lessor has executed this Consent for delivery as of the date first above written.

                                          LESSOR:

                                          ---------------------, a ------------


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------